UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2010

CHINA VOIP & DIGITAL TELECOM INC.
(Exact name of registrant as specified in its charter)

Nevada	333-131017	98-0509797
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

11th Floor Tower B1, Yike Industrial Base, Shunhua Rd, High-tech Industrial Development Zone, Jinan, China 250101
(Address of principal executive offices)

86-531-87027114 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2010, China VoIP and Digital Telecom Inc., a Nevada corporation (the “Company”), entered into the Stock Purchase Agreements (each, a “May 24 Purchase Agreement” and together, the “May 24 Purchase Agreements”) with three investors named therein (the “May 24 Investors”) to sell in a private placement to the May 24 Investors 9,000,000 shares in total (each investor purchased 3,000,000 shares) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for $0.27 per share (the “May 24 Shares”) for an aggregate purchase price of $2,430,000.  The Company will issue the May 24 Shares within thirty five (35) working days after the signing of the May 24 Purchase Agreement.

On May 25, 2010, the Company entered into a Stock Purchase Agreement (the “May 25 Purchase Agreement,” and together with the May 24 Purchase Agreements, the “Agreements”) with the investor named therein (the “May 25 Investor,” and together with the May 24 Investors, the “Investors”) to sell in a private placement to the May 25 Investor 1,000,000 shares of the Common Stock for $0.27 per share (the “May 25 Shares,” and together with the May 24 Shares, the “Shares”) for an aggregate purchase price of $270,000.  The Company will issue the May 25 Shares within thirty five (35) working days after the signing of the May 25 Agreement.

Copies of the forms of the Agreements described above are filed as Exhibits 10.1 and 10.2 and the above summary of the agreements is qualified in its entirety by reference to such agreements, which are incorporated herein.

Item 3.02 Unregistered Sale of Equity Securities.

As described in more detail in Item 1.01 of this Report on Form 8-K, the Company will issue to the Investors the Shares within thirty five (35) working days after the signing of the Agreements.  The issuance of the shares of Common Stock described in the preceding sentence is exempt from registration under the Securities Act of 1933 (the “Act”) by reason of the exemption provided by Section 4(2) of the Act for a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Stock Purchase Agreements dated as of May 24, 2010 by and between the Company and the investors named therein.
10.2	Form of Stock Purchase Agreement dated as of May 25, 2010 by and between the Company and the investor named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VOIP & DIGITAL TELECOM, INC.

Date: June 4, 2010	By:	/s/ Li Kunwu
Li Kunwu President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Stock Purchase Agreements dated as of May 24, 2010 by and between the Company and the investors named therein.
10.2	Form of Stock Purchase Agreement dated as of May 25, 2010 by and between the Company and the investor named therein.